08.09.17 V.2 Investor Presentation August 22, 2017 Farmer Brothers’ Acquisition of Boyd Coffee Company

2 Certain statements contained in this presentation are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent 10-K and 10-Q filings. These forward- looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of the Company’s Corporate Relocation Plan, the timing and success of the Company in realizing estimated savings from third party logistics and vendor managed inventory, the realization of the Company’s cost savings estimates, the relative effectiveness of compensation- based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to retain employees with specialized knowledge, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in this report and other factors described from time to time in our filings with the SEC. Note: All of the financial information presented herein is unaudited. 2 FORWARD-LOOKING STATEMENTS Note 1: A reconciliation of adjusted EBITDA to the closest GAAP financial measure is not available without unreasonable efforts on a forward-looking basis due to the complexity of allocating depreciation and amortization costs and other non-cash charges that might be associated with the estimated pro-forma operating costs resulting from this transaction. As such we have not provided a reconciliation of adjusted EBITDA to the closest GAAP financial measure.

3 Boyd Coffee Company Transaction Overview  Farmer Bros. Co. (“Farmer Brothers” or the “Company”) has signed agreement to acquire substantially all assets of Boyd Coffee Company (“Boyd’s”)  Will acquire brand name, portfolio of products, customer base, and other assets such as equipment and vehicles  Transaction will not include Boyd’s roasting facility 2017 Farmer Brothers TRANSACTION OVERVIEW Growth Opportunity  Strengthens presence and penetration with broader distribution footprint  Helps build production volumes throughout existing roasting facilities  Adds Boyd’s brand to coffee portfolio  Enhances Farmer Brothers’ position in convenience stores Complementary Business Model  Adds business of a national coffee roaster and services company with strong West Coast presence  Meaningful National Account and retail business  Coffee product and service model can complement Farmer Brothers’ focus with DSD  Solid history of providing quality coffee and exceptional customer service Deal Terms  Purchase price includes $42 million cash and 21,000 shares Series A Cumulative Perpetual Preferred Stock  Preliminary valuation of purchase price as of the signing date is $58.6 million  One-time estimated cost associated with the transaction ~$17-22 million  Boyd’s will provide transitional services to Farmer Brothers for up to 12 months

4  Family-owned business established in 1900 in Portland, Oregon  Strong presence on the West Coast and meaningful national account and retail business in the Midwest and East Coast  Processes and sells coffee, other beverage and related food products, and coffee brewing equipment  Offers accessories, including sweeteners, creamers, flavoring syrups, cups and lids  Coffee sales represent ~65%  Processed and sold ~16 million pounds of green coffee during prior 12-month period (8/1/16 through 7/31/17)  Complementary operating model  Direct Store Delivery (DSD)  Services customers in the restaurant, hospitality, convenience-store, healthcare, gaming, education, retail and office channels  Direct Ship  This represents large customers in the restaurant, convenience stores, retail grocery, industrial and international channels  Strong customer service focus 2017 Farmer Brothers BOYD’S BUSINESS OVERVIEW

5 STRATEGIC RATIONALE • Building production volumes throughout our roasting facilities • Greater opportunities within highly desirable channels, deeper penetration in West Coast markets • Expected to be accretive to earnings with cost synergies compared to Boyd’s current operating costs • Expanding brand portfolio with a strong commitment to quality coffee and beverage products Attractive Product Portfolio Significant Growth Potential Capacity Utilization Increased Distribution Footprint

6  Purchase Price Terms:  $42 million cash and 21,000 shares of Preferred Stock  Subject to adjustments related to working capital and certain hold-backs to address indemnification and other liabilities of Sellers  Initial outlay of $37.8 million and 14,700 preferred stock to be paid at closing  Preliminary estimated value of purchase price of $58.6 million  Based on cash paid and preliminary estimated fair value of Preferred Stock of $16.6 million, or $789 per share, estimate as of signing date  Expected annual incremental adjusted EBITDA1 of $13 - $16 million  Boyd’s generated ~$95 million in annual revenues past twelve months (8/1/16-7/31/17)  Estimated one-time costs of ~$17 - $22 million  Includes integration costs, third party professional fees, legal costs, and capital expenditures, excludes cost of transitional arrangements  Boyd’s to provide transitional services for up to 12 months  Meaningfully accretive following the conclusion of the integration period currently estimated at approximately 12-18 months after closing FINANCIAL TERMS 1 Please see Note 1 on Slide 2

7 2017 Farmer Brothers  Purchase price is a combination of cash and stock  Preferred stock helps to aligns the interests of the Sellers with Farmer Brothers, including during the transition and integration periods  Series A Convertible Participating Cumulative Perpetual Preferred Stock  An initial purchase price of $1,000  Cumulative 3.5% dividend, which accrues on a quarterly basis, subject to certain limitations  Restrictions on right to convert or sell: 20% after first year following closing; additional 30% after second year; final 50% after third year  Conversion price  22.5% premium over average of the VWAP per share of the Company’s common stock for the 20 consecutive VWAP trading days  Preliminary estimated value of Preferred Stock as of signing date is $16.6 million or $789 per share  Credit Facility Amendment  Company to amend existing credit facility to increase borrowing capacity  New facility to allow for borrowing up to $125 million, from existing $75 million  Added real estate assets as collateral in the borrowing base; can add additional real estate collateral as well as assets to be acquired from the Boyd’s transaction following closing  Expected to provide sufficient liquidity to cover cash portion of acquisition purchase price and related one-time costs IMPACT OF PREFERRED STOCK AND CREDIT FACILITY

8  Announced agreement to acquire substantially all the assets of Boyd's Coffee  Expanding brand portfolio with a strong commitment to quality coffee and beverage products  Expected to add significant production volume to Farmer Brothers’ existing production facilities to increase capacity utilization  Boyd’s processed and sold ~16 million pounds of green coffee during prior 12 month period  Strengthens Farmer Brothers’ presence, with increased penetration of its distribution footprint, nationwide and particular emphasis on West Coast  Leverages strong relationships within same customer channels  Expected to add Adjusted EBITDA1 contribution of ~$13 - $16 million after integration  Will help Farmer Brothers’ become better positioned to capitalize on future wave of potential consolidation  Developed solid integration experience with recent successes of China Mist and West Coast Coffee KEY HIGHLIGHTS 2017 Farmer Brothers 1 Please see Note 1 on Slide 2

Investor Presentation August 22, 2017 Farmer Brothers’ Acquisition of Boyd Coffee Company